Exhibit 10.2
AMENDMENT NO. 1 TO CREDIT AGREEMENT
THIS AMENDMENT NO. 1 TO CREDIT AGREEMENT (this “Amendment”) is entered into as of January 17, 2023 among National CineMedia, LLC, a Delaware limited liability company (the “Borrower”) and each of the Lenders (as defined below) party hereto.
R E C I T A L S:
A.     The Borrower, the lenders from time to time party thereto (the “Lenders”) and the Wilmington Savings Fund Society, FSB, as Administrative Agent (in such capacity, the "Administrative Agent") are parties to the Credit Agreement dated as of January 5, 2022 (as amended, restated, amended and restated, extended, supplemented or otherwise modified prior to the date hereof, the “Existing Revolver Credit Agreement” and, the Existing Revolver Credit Agreement as amended by this Amendment, the “Credit Agreement”);
B.    The Borrower has requested that the Required Lenders calculate Professional Fees (as defined below) as part of the Minimum Liquidity Requirement; and
C.    Accordingly, the Lenders party hereto have agreed to the Loan Parties’ requests on the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties agree as follows:
1.Definitions. Unless otherwise defined in this Amendment, capitalized terms used herein shall have the meanings given to them in the Credit Agreement as amended by this Amendment.
2.Amendments to the Existing Revolver Credit Agreement. Each of the parties hereto agrees that, effective on the date hereof:
(a)Section 1.1 of the Existing Revolver Credit Agreement is hereby amended to add or amend the following definitions, as the case may be, as follows:
“Amendment Effective Date” means January 17, 2023.
“Latham” means Latham & Watkins LLP.
“Minimum Liquidity Addback Amounts” shall have the meaning as defined in Section 7.17(a).
“Professionals” means any attorneys, investment bankers, financial advisors or other professionals retained by (a) the Borrower (including, but not limited to, Latham and Lazard Frères & Co. LLC), (b) the Administrative Agent (including, but not limited to, McDermott Will & Emery LLP) and/or (c) the Specified Lender Advisors.
“Professional Fees” means all fees and expenses that have been incurred by any of the Professionals in connection with any matters directly or indirectly related to the Borrower that are paid by the Borrower after January 6, 2023 (inclusive of amounts that were invoiced but not paid as of such date), plus any retainers remitted by the Borrower to (i) Latham provided that any such retainers were requested by Latham prior to the Amendment Effective Date, (ii) local restructuring counsel, if any, retained by the Borrower in an amount not to exceed $200,000, and/ or (iii) a financial advisor, if any, retained by the Borrower in an amount not to exceed $250,000.
“Specified Lender Advisors” means (x) Gibson, Dunn & Crutcher LLP, as legal counsel, and (y) Centerview Partners LLC, as financial advisor.
(b)Section 7.17 of the Existing Revolver Credit Agreement is hereby amended and restated in its entirety as follows:
“Minimum Liquidity Covenant.
    (a) Until (and including) the Q4 End Date, permit the sum of the Available Revolving Credit Commitments (both as defined herein and as defined and existing under the Existing Credit Agreement) and Unrestricted Cash on hand that is held in Approved Deposit Accounts (which, subject to the Deposit Account Grace Period, shall be subject to Control Agreements) plus, without duplication, the aggregate amounts of (i) any Professional Fees that have been paid by the Borrower during such period pursuant to Section 10.5 of the Credit Agreement or otherwise, (ii) any amounts paid by the Borrower to the Administrative Agent under the Credit Agreement for the account of the Administrative Agent in its capacity as such, and/or (iii) any amounts paid by the Borrower to the administrative agent for its own account in its capacity as administrative agent (and its counsel and other restructuring advisors) under the Existing Credit Agreement (the amounts in clauses (i)-(iii), the “Minimum Liquidity Addback Amounts”), to be less than $55,000,000 at any time (the “Minimum Liquidity Requirement”).
    (b) Commencing on January 16, 2023, until (and including) the Q4 End Date, on January 16, 2023 and on each Monday of every other calendar week thereafter, the Borrower shall furnish to the Administrative Agent and the Specified Lender Advisors by way of an email to their legal counsel an accounting of all Minimum Liquidity Addback Amounts (broken out per category of clauses (i)-(iii) of Section 7.17(a), invoiced (or otherwise agreed to be paid) and/or paid for the prior two weeks, which reporting shall show each Professional and the Professional Fees for each Professional and provide a summary description of the services rendered, accompanied by a bank account statement, invoice, or other evidence of the Minimum Liquidity Addback Amounts (which can include screenshots and redactions of information not related to the Minimum Liquidity Addback Amounts).”
(c)Section 8(b) of the Existing Revolver Credit Agreement is hereby amended and restated in its entirety as follows:
“(i) any Loan Party shall default in the observance or performance of any agreement contained in Section 6.4(a)(i) (with respect to the Borrower only), Section 6.7(a), Section 6.9, Section 6.11, Section 6.14 or Section 7 (excluding Section 7.17(b)); provided, however, that (i) in the case of a non-consensual Lien not permitted under Section 7.3 (other than Liens on Collateral consisting of contracts, agreements or Capital Stock), such failure remains unremedied for five (5) Business Days after a Responsible Officer knows or has reason to know of such non-consensual Lien and (ii) breach of the Minimum Liquidity Requirement set forth in Section 7.17(a) shall not be an Event of

Default unless the Borrower shall have failed to cause the sum of the Available Revolving Credit Commitments and Unrestricted Cash on hand that is held in Approved Deposit Accounts (which, subject to the Deposit Account Grace Period, shall be subject to Control Agreements) to be greater than $55,000,000 within five Business Days of such breach (provided, that the Borrower may only cure a breach of the agreement contained in Section 7.17(a) two times from the Closing Date until the Q4 End Date; provided further that so long as such breach is cured within five Business Days of the applicable initial shortfall, any consecutive days of shortfall within such five Business Day period shall be deemed concurrently cured and as only one exercise of the cure right); provided that such cure may not be effectuated utilizing the cash proceeds of Indebtedness for borrowed money or Disqualified Capital Stock; or”
(d)Section 8(c) of the Existing Revolver Credit Agreement is hereby amended and restated in its entirety as follows:
“any Loan Party shall default in the observance or performance of any other agreement contained in this Agreement or any other Loan Document (other than as provided in paragraphs (a) or (b) of this Section), and such default shall continue unremedied for a period of 30 days (and in the case of Section 7.17(b), 3 days) after the earlier of (i) notice to the Borrower from the Administrative Agent or the Required Lenders and (ii) the date on which a Responsible Officer knows of such default; or”
(e)Section 8 of the Existing Revolver Credit Agreement is hereby amended to add the following:
“An Event of Default shall be deemed “to continue,” be “continuing,” “exist,” or be “in existence” (and similar words and phrases) at all times during the period commencing on the date that such Event of Default occurs until the date on which such Event of Default is waived or consented to in writing pursuant to Section 10.1 of this Agreement (for the avoidance of doubt, even if the occurrence of the event that triggered or resulted in any such Event of Default has been otherwise cured or remedied or is otherwise no longer in existence).”
3.Conditions. This Amendment shall be effective on the date hereof upon:
(a) receipt by the Required Lenders of this Amendment duly executed on by the Borrower and the Lenders party hereto constituting the Required Lenders;
(b)the payment of the following costs, fees and expenses: (i) the reasonable and documented costs, fees and expenses owed to Gibson, Dunn & Crutcher LLP, as legal counsel to a certain ad hoc group of lenders, and Centerview Partners LLC, as financial advisor to a certain ad hoc group of lenders, in each case, to the extent invoiced in writing delivered to the Borrower at least one (1) Business Day prior to the date hereof and (ii) the reasonable and documented costs, fees and expenses owed to McDermott Will & Emery LLP, as legal counsel to the Administrative Agent, in each case to the extent invoiced in writing delivered to the Borrower at least one (1) Business Day prior to the date hereof; and
(c)the entering into, substantially concurrently with this Amendment, by the Borrower to that certain Fourth Amendment to the Existing Credit Agreement, dated as of the date hereof, among the Borrower, the lenders party thereto constituting Required Lenders (as defined in the Existing Credit Agreement), JPMorgan Chase Bank, N.A. as administrative agent and the other parties thereto, in a form reasonable satisfactory to the Lenders party hereto.
4.Representations and Warranties. After giving effect to this Amendment, the representations and warranties of each Loan Party contained in the Credit Agreement and each Loan Document are true and correct in all material respects as of the date hereof; provided, that to the extent that such representations and warranties specifically relate to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided, further, that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates.
5.Reaffirmation. The Borrower hereby expressly acknowledges the terms of this Amendment and reaffirms, as of the date hereof, (i) the covenants and agreements contained in each Loan Document (including the Guarantee and Collateral Agreement) to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Amendment and the transactions contemplated hereby, (ii) [reserved] and (iii) its grant of Liens on the Collateral to the Collateral Agent for the benefit of the Lenders to secure the prompt payment and performance in full when due of the Obligations pursuant to the Security Documents.
6.Successors and Assigns. The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns.
7.Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
8.Headings. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.
9.Loan Documents Unaffected. The Borrower acknowledges and agrees that each of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect as amended on the date hereof and that all of its obligations thereunder shall be valid and enforceable (except as enforceability may be limited by applicable Debtor Relief Laws and by general equitable principles (whether enforcement is sought by proceedings in equity or at law)) and shall not be impaired or limited by the execution or effectiveness of this Amendment. On and after the date hereof, the parties confirm and acknowledge with respect to each Loan Document not amended or modified restated in connection with the Amendment that unless the context otherwise requires (i) each reference in such Loan Documents to “Credit Agreement”, “thereunder”, “thereof” or words of like import shall be a reference to the Credit Agreement as amended by the Amendment, and as such agreement may be otherwise amended, amended and restated, modified or supplemented and in effect from time to time and (ii) the definition of any term defined in any such Loan Document by reference to the terms defined in the “Credit Agreement” shall reference the defined terms in the Credit Agreement, as amended hereby, as the same may be otherwise amended, amended and restated, modified or supplemented and in effect from time to time. This Amendment is a Loan Document.
10.Counterparts. This Amendment may be executed in any number of counterparts, each of which will be an original and all of which, when taken together, will constitute one agreement. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic transmission (including in “.pdf” format) will be effective as delivery of a manually executed counterpart hereof. The words “execution,” “signed,” “signature,” and words of like import in this Amendment or in any amendment or other modification hereof (including waivers and consents) shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
11.GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
12.Notices; Submission to Jurisdiction; Consent to Service of Process; Waiver of Jury Trial. The provisions set forth in Sections 10.2, 10.12 and 10.18 of the Credit Agreement are hereby incorporated mutatis mutandis with all references to the “Agreement” therein being deemed references to this Amendment.
[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

IN WITNESS WHEREOF, each of the undersigned has executed this Amendment as of the date set forth above.
NATIONAL CINEMEDIA, LLC
as Borrower
By its manager, National CineMedia, Inc.

By:	/s/ Tom Lesinski
	Name:	Tom Lesinski
	Title:	Chief Executive Officer

[Signature Page to Amendment No. 1 to Credit Agreement]

LENDERS:
Bronco Trading LLC

By: Truist Bank
Its: Manager

By:	/s/ Connie Bailey-Blake
	Name:	Connie Bailey-Blake
	Title:	Vice President

[Signature Page to Amendment No. 1 to Credit Agreement]

ABRY ADVANCED SECURITIES FUND III, L.P.

By: ABRY ASF Investors III, L.P.
Its: General Partner

By: ABRY Advanced Securities Holdings III, LLC
Its: General Partner

By:	/s/ John Connor
	Name:	John Connor
	Title:	Authorized Person

[Signature Page to Amendment No. 1 to Credit Agreement]

Hoback Trading LLC

By: Truist Bank
Its: Manager

By:	/s/ Connie Bailey-Blake
	Name:	Connie Bailey-Blake
	Title:	Vice President

[Signature Page to Amendment No. 1 to Credit Agreement]

Glendon Opportunities Fund II, L.P.

By: Glendon Capital Management L.P.
Its: Investment Advisor

By:	/s/ Haig Maghakian
	Name:	Haig Maghakian
	Title:	Authorized Person

[Signature Page to Amendment No. 1 to Credit Agreement]

Apollo Trading LLC,
as a Lender

By:	/s/ Alexander Watts
	Name:	Alexander Watts
	Title:	Authorized Signatory

[Signature Page to Amendment No. 1 to Credit Agreement]

Appalachian Funding LLC,
as a Lender

By:	/s/ Alexander Watts
	Name:	Alexander Watts
	Title:	Authorized Signatory

[Signature Page to Amendment No. 1 to Credit Agreement]

CasaLoma Loan Funding 1 LLC,
as a Lender

By:	/s/ Pavel Antonov
	Name:	Pavel Antonov
	Title:	Authorized Signatory

[Signature Page to Amendment No. 1 to Credit Agreement]

MALAGA LLC,
as a Lender

By:	/s/ Roberto Sara
	Name:	Roberto Sara
	Title:	Senior Associate

[Signature Page to Amendment No. 1 to Credit Agreement]

Aon Collective Investment Trust - Multi-Asset Credit Fund, as a Lender
By: Bain Capital Credit, LP, as Manager

By:	/s/ Sally Fassler Dornaus
	Name:	Sally Fassler Dornaus
	Title:	Partner/CFO-Bain Capital Credit, LP
AVAW Loans Sankaty z.H. Internationale        Kapitalanlagegesellschaft mbH, as a Lender
By: Bain Capital Credit, LP, as Fund Manager

By:	/s/ Sally Fassler Dornaus
	Name:	Sally Fassler Dornaus
	Title:	Partner/CFO-Bain Capital Credit, LP
Australia Retirement Trust, as a Lender
By: Bain Capital Credit, LP, as Manager

By:	/s/ Sally Fassler Dornaus
	Name:	Sally Fassler Dornaus
	Title:	Partner/CFO-Bain Capital Credit, LP

Baloise Senior Secured Loan Fund II, as a Lender
By: Bain Capital Credit, LP, as Sub Investment Manager

By:	/s/ Sally Fassler Dornaus
	Name:	Sally Fassler Dornaus
	Title:	Partner/CFO-Bain Capital Credit, LP

Bain Capital Credit Managed Account (BC), L.P., as a Lender
By: Bain Capital Credit Managed Account (BC) General Partner, LLC its general partner
By: Bain Capital Credit Member, LLC, its manager

[Signature Page to Amendment No. 1 to Credit Agreement]

By:	/s/ Sally Fassler Dornaus
	Name:	Sally Fassler Dornaus
	Title:	Partner/CFO-Bain Capital Credit, LP

Bain Capital Credit CLO 2017-1, Limited, as a Lender
By: Bain Capital Credit CLO Advisors, LP, as Portfolio Manager

By:	/s/ Sally Fassler Dornaus
	Name:	Sally Fassler Dornaus
	Title:	Partner/CFO-Bain Capital Credit, LP

Bain Capital Credit CLO 2017-2, Limited, as a Lender
By: Bain Capital Credit CLO Advisors, LP, as Collateral Manager

By:	/s/ Sally Fassler Dornaus
	Name:	Sally Fassler Dornaus
	Title:	Partner/CFO-Bain Capital Credit, LP

Bain Capital Credit CLO 2018-1, Limited, as a Lender
By: Bain Capital Credit CLO Advisors, LP, as Portfolio Manager

By:	/s/ Sally Fassler Dornaus
	Name:	Sally Fassler Dornaus
	Title:	Partner/CFO-Bain Capital Credit, LP

Bain Capital Credit CLO 2018-2, Limited, as a Lender
By: Bain Capital Credit CLO Advisors, LP, as Portfolio Manager

[Signature Page to Amendment No. 1 to Credit Agreement]

By:	/s/ Sally Fassler Dornaus
	Name:	Sally Fassler Dornaus
	Title:	Partner/CFO-Bain Capital Credit, LP

Bain Capital Credit CLO 2019-1, Limited, as a Lender
By: Bain Capital Credit CLO Manager, LLC as Portfolio Manager

By:	/s/ Sally Fassler Dornaus
	Name:	Sally Fassler Dornaus
	Title:	Partner/CFO-Bain Capital Credit, LP

Bain Capital Credit CLO 2019-2, Limited, as a Lender
By: Bain Capital Credit CLO Manager, LLC, as Portfolio Manager

By:	/s/ Sally Fassler Dornaus
	Name:	Sally Fassler Dornaus
	Title:	Partner/CFO-Bain Capital Credit, LP

Bain Capital Credit CLO 2019-3, Limited, as a Lender
By: Bain Capital Credit CLO Advisors, LP, as Collateral Manager

By:	/s/ Sally Fassler Dornaus
	Name:	Sally Fassler Dornaus
	Title:	Partner/CFO-Bain Capital Credit, LP

Bain Capital Credit CLO 2019-4, Limited, as a Lender
By: Bain Capital Credit U.S. CLO Manager, LLC, its Portfolio Manager

[Signature Page to Amendment No. 1 to Credit Agreement]

By:	/s/ Sally Fassler Dornaus
	Name:	Sally Fassler Dornaus
	Title:	Partner/CFO-Bain Capital Credit, LP

Bain Capital Credit CLO 2020-3, Limited, as a Lender
By: Bain Capital Credit U.S. CLO Manager, LLC, its Portfolio Manager

By:	/s/ Sally Fassler Dornaus
	Name:	Sally Fassler Dornaus
	Title:	Partner/CFO-Bain Capital Credit, LP

Bain Capital Credit CLO 2020-4, Limited, as a Lender
By: Bain Capital Credit U.S. CLO Manager, LLC, its Portfolio Manager

By:	/s/ Sally Fassler Dornaus
	Name:	Sally Fassler Dornaus
	Title:	Partner/CFO-Bain Capital Credit, LP

Bain Capital Credit CLO 2020-5, Limited, as a Lender
By: Bain Capital Credit U.S. CLO Manager, LLC, its Portfolio Manager

By:	/s/ Sally Fassler Dornaus
	Name:	Sally Fassler Dornaus
	Title:	Partner/CFO-Bain Capital Credit, LP

Bain Capital Credit CLO 2021-1, Limited, as a Lender
By: Bain Capital Credit U.S. CLO Manager, LLC, its Portfolio Manager

[Signature Page to Amendment No. 1 to Credit Agreement]

By:	/s/ Sally Fassler Dornaus
	Name:	Sally Fassler Dornaus
	Title:	Partner/CFO-Bain Capital Credit, LP

Bain Capital Credit CLO 2021-2, Limited, as a Lender
By: Bain Capital Credit U.S. CLO Manager, LLC, its Portfolio Manager

By:	/s/ Sally Fassler Dornaus
	Name:	Sally Fassler Dornaus
	Title:	Partner/CFO-Bain Capital Credit, LP

Bain Capital Credit CLO 2021-3, Limited, as a Lender
By: Bain Capital Credit U.S. CLO Manager, LLC, its Portfolio Manager

By:	/s/ Sally Fassler Dornaus
	Name:	Sally Fassler Dornaus
	Title:	Partner/CFO-Bain Capital Credit, LP

Bain Capital Credit CLO 2021-4, Limited, as a Lender
By: Bain Capital Credit U.S. CLO Manager, LLC, its Portfolio Manager

By:	/s/ Sally Fassler Dornaus
	Name:	Sally Fassler Dornaus
	Title:	Partner/CFO-Bain Capital Credit, LP

Bain Capital Credit CLO 2021-5, Limited, as a Lender
By: Bain Capital Credit U.S. CLO Manager, LLC, its Portfolio Manager

[Signature Page to Amendment No. 1 to Credit Agreement]

By:	/s/ Sally Fassler Dornaus
	Name:	Sally Fassler Dornaus
	Title:	Partner/CFO-Bain Capital Credit, LP

Bain Capital Credit CLO 2021-6, Limited, as a Lender
By: Bain Capital Credit U.S. CLO Manager, LLC, its Portfolio Manager

By:	/s/ Sally Fassler Dornaus
	Name:	Sally Fassler Dornaus
	Title:	Partner/CFO-Bain Capital Credit, LP

Bain Capital Credit CLO 2021-7, Limited, as a Lender
By: Bain Capital Credit U.S. CLO Manager, LLC, its Portfolio Manager

By:	/s/ Sally Fassler Dornaus
	Name:	Sally Fassler Dornaus
	Title:	Partner/CFO-Bain Capital Credit, LP

Bain Capital Credit CLO 2022-1, Limited, as a Lender
By: Bain Capital Credit U.S. CLO Manager, LLC, as portfolio manager

By:	/s/ Sally Fassler Dornaus
	Name:	Sally Fassler Dornaus
	Title:	Partner/CFO-Bain Capital Credit, LP

Bain Capital Credit CLO 2022-2, Limited, as a Lender
By: Bain Capital Credit U.S. CLO Manager, LLC, as portfolio manager

[Signature Page to Amendment No. 1 to Credit Agreement]

By:	/s/ Sally Fassler Dornaus
	Name:	Sally Fassler Dornaus
	Title:	Partner/CFO-Bain Capital Credit, LP

Bain Capital Credit CLO 2022-5, Limited, as a Lender
By: Bain Capital Credit U.S. CLO Manager, LLC, as portfolio manager

By:	/s/ Sally Fassler Dornaus
	Name:	Sally Fassler Dornaus
	Title:	Partner/CFO-Bain Capital Credit, LP

CMAC Fund 1, L.P., as a Lender
By: Bain Capital Credit Managed Account Investors (CMAC Fund 1), LLC, its general partner
By: Bain Capital Credit Member II, Ltd., its manager

By:	/s/ Sally Fassler Dornaus
	Name:	Sally Fassler Dornaus
	Title:	Partner/CFO-Bain Capital Credit, LP

Suzuka INKA, as a Lender
By: Bain Capital Credit, LP, as Fund Manager

By:	/s/ Sally Fassler Dornaus
	Name:	Sally Fassler Dornaus
	Title:	Partner/CFO-Bain Capital Credit, LP

CommonSpirit Health Operating Investment Pool, as a Lender
By: Bain Capital Credit, LP, as Investment Manager

By:	/s/ Sally Fassler Dornaus
	Name:	Sally Fassler Dornaus
	Title:	Partner/CFO-Bain Capital Credit, LP

[Signature Page to Amendment No. 1 to Credit Agreement]

CommonSpirit Health Master Retirement Trust, as a Lender
By: Bain Capital Credit, LP, as Investment Manager

By:	/s/ Sally Fassler Dornaus
	Name:	Sally Fassler Dornaus
	Title:	Partner/CFO-Bain Capital Credit, LP

Bain Capital Distressed and Special Situations 2019 (A), L.P., as a Lender
By: Bain Capital Distressed and Special Situations 2019 Investors, LLC, its general partner
By: Bain Capital Credit Member II, Ltd., its manager

By:	/s/ Sally Fassler Dornaus
	Name:	Sally Fassler Dornaus
	Title:	Partner/CFO-Bain Capital Credit, LP

Bain Capital Distressed and Special Situations 2019 (B Master), L.P., as a Lender
By: Bain Capital Distressed and Special Situations 2019 Investors, LLC, its general partner
By: Bain Capital Credit Member II, Ltd., its manager

By:	/s/ Sally Fassler Dornaus
	Name:	Sally Fassler Dornaus
	Title:	Partner/CFO-Bain Capital Credit, LP

Bain Capital Distressed and Special Situations 2019 (F), L.P., as a Lender
By: Bain Capital Distressed and Special Situations 2019 Investors, LLC, its general partner
By: Bain Capital Credit Member II, Ltd., its manager

[Signature Page to Amendment No. 1 to Credit Agreement]

By:	/s/ Sally Fassler Dornaus
	Name:	Sally Fassler Dornaus
	Title:	Partner/CFO-Bain Capital Credit, LP

Bain Capital DSS 2019 Investment Vehicle, L.P., as a Lender
By: Bain Capital Distressed and Special Situations 2019 GP, Ltd., its general partner

By:	/s/ Sally Fassler Dornaus
	Name:	Sally Fassler Dornaus
	Title:	Partner/CFO-Bain Capital Credit, LP

Future Fund Board of Guardians, as a Lender
By: Bain Capital Credit, LP, as Fund Manager

By:	/s/ Sally Fassler Dornaus
	Name:	Sally Fassler Dornaus
	Title:	Partner/CFO-Bain Capital Credit, LP

Bain Capital Credit Managed Account (FSS), L.P., as a Lender
By: Bain Capital Credit Managed Account Investors (FSS), L.P., its general partner
By: Bain Capital Credit Member, LLC, its general partner

By:	/s/ Sally Fassler Dornaus
	Name:	Sally Fassler Dornaus
	Title:	Partner/CFO-Bain Capital Credit, LP

Bain Capital I ICAV acting in respect of and for the account of its sub fund Global Loan, Fund, as a Lender

By:	/s/ Tom Maughan
	Name:	Tom Maughan
	Title:	Director

[Signature Page to Amendment No. 1 to Credit Agreement]

Bain Capital Credit Dislocation Fund (B), L.P.,
as a Lender
By: Bain Capital Credit Dislocation
Fund General Partner, LLC
Its: general partner
By Bain Capital Credit Member II, Ltd.
its manager

By:	/s/ Sally Fassler Dornaus
	Name:	Sally Fassler Dornaus
	Title:	Partner/CFO-Bain Capital Credit, LP

Floating Rate Income Fund, a series of John Hancock Funds II, as a Lender
By: BCSF Advisors, LP, its Subadviser

By:	/s/ Sally Fassler Dornaus
	Name:	Sally Fassler Dornaus
	Title:	Partner/CFO-Bain Capital Credit, LP

Los Angeles County Employees Retirement Association, as a Lender
By: Bain Capital Credit, LP, as Manager

By:	/s/ Sally Fassler Dornaus
	Name:	Sally Fassler Dornaus
	Title:	Partner/CFO-Bain Capital Credit, LP

Future Fund Board of Guardians for and on behalf of Medical Research Future Fund, as a Lender
By: Bain Capital Credit, LP, as Investment Manager

By:	/s/ Sally Fassler Dornaus
	Name:	Sally Fassler Dornaus
	Title:	Partner/CFO-Bain Capital Credit, LP

Retail Employees Superannuation Trust, as a Lender
By: Bain Capital Credit, LP, as Manager

[Signature Page to Amendment No. 1 to Credit Agreement]

By:	/s/ Sally Fassler Dornaus
	Name:	Sally Fassler Dornaus
	Title:	Partner/CFO-Bain Capital Credit, LP

Race Point X CLO, Limited, as a Lender
By: Bain Capital Credit, LP, as Portfolio Manager

By:	/s/ Sally Fassler Dornaus
	Name:	Sally Fassler Dornaus
	Title:	Partner/CFO-Bain Capital Credit, LP

Race Point VIII CLO, Limited, as a Lender
By: Bain Capital Credit, LP, as Portfolio Manager

By:	/s/ Sally Fassler Dornaus
	Name:	Sally Fassler Dornaus
	Title:	Partner/CFO-Bain Capital Credit, LP

Race Point IX CLO, Limited, as a Lender
By: Bain Capital Credit, LP, as Portfolio Manager

By:	/s/ Sally Fassler Dornaus
	Name:	Sally Fassler Dornaus
	Title:	Partner/CFO-Bain Capital Credit, LP

Sankaty European Investments, S.à.r.l., as a Lender

By:	/s/ Sally Fassler Dornaus
	Name:	Sally Fassler Dornaus
	Title:	Class A Manager

By:	/s/ Gamboa Grindale
	Name:	Gamboa Grindale
	Title:	Class B Manager

San Francisco City and County Employees’ Retirement System, as a Lender
By: Bain Capital Credit, LP, as Investment Manager

[Signature Page to Amendment No. 1 to Credit Agreement]

By:	/s/ Sally Fassler Dornaus
	Name:	Sally Fassler Dornaus
	Title:	Partner/CFO-Bain Capital Credit, LP

Bain Capital High Income Partnership, L.P., as a Lender
By: Bain Capital High Income Investors, L.P.
By: Bain Capital Credit Member, LLC, its general partner

By:	/s/ Sally Fassler Dornaus
	Name:	Sally Fassler Dornaus
	Title:	Partner/CFO-Bain Capital Credit, LP

Bain Capital Senior Loan Fund, L.P., as a Lender
By: Bain Capital Senior Loan Investors, LLC, its general partner
By: Bain Capital Credit Member, LLC, its manager

By:	/s/ Sally Fassler Dornaus
	Name:	Sally Fassler Dornaus
	Title:	Partner/CFO-Bain Capital Credit, LP

Bain Capital Senior Loan Fund (SRI), L.P., as a Lender
By: Bain Capital Senior Loan Investors (SRI), L.P., its general partner
By: Bain Capital Credit Member, LLC, its general partner

By:	/s/ Sally Fassler Dornaus
	Name:	Sally Fassler Dornaus
	Title:	Partner/CFO-Bain Capital Credit, LP

Sunsuper Pooled Superannuation Trust, as a Lender
By: Bain Capital Credit, LP, as Manager

[Signature Page to Amendment No. 1 to Credit Agreement]

By:	/s/ Sally Fassler Dornaus
	Name:	Sally Fassler Dornaus
	Title:	Partner/CFO-Bain Capital Credit, LP

Bain Capital Credit Managed Account (Blanco), L.P., as a Lender
By: Bain Capital Credit Managed Account Investors (Blanco), LLC, its general partner
By: Bain Capital Credit Member, LLC, its manager

By:	/s/ Sally Fassler Dornaus
	Name:	Sally Fassler Dornaus
	Title:	Partner/CFO-Bain Capital Credit, LP

Bain Capital Total Return Credit, L.P., as a Lender
By: Bain Capital Total Return Credit General Partner, LLC, its general partner
By: Bain Capital Credit Member, LLC, its manager

By:	/s/ Sally Fassler Dornaus
	Name:	Sally Fassler Dornaus
	Title:	Partner/CFO-Bain Capital Credit, LP

Bain Capital Credit Managed Account (VFMC), L.P.,, as a Lender
By: Bain Capital Distressed and Special Situations 2019 Investors, LLC, its general partner
By: Bain Capital Credit Member II, Ltd., its manager

By:	/s/ Sally Fassler Dornaus
	Name:	Sally Fassler Dornaus
	Title:	Partner/CFO-Bain Capital Credit, LP

Blue Cross of California, as a Lender
By: Bain Capital Credit, LP, as Investment Manager

[Signature Page to Amendment No. 1 to Credit Agreement]

By:	/s/ Sally Fassler Dornaus
	Name:	Sally Fassler Dornaus
	Title:	Partner/CFO-Bain Capital Credit, LP

Community Insurance Company, as a Lender
By: Bain Capital Credit, LP, as Investment Manager

By:	/s/ Sally Fassler Dornaus
	Name:	Sally Fassler Dornaus
	Title:	Partner/CFO-Bain Capital Credit, LP

Bain Capital Credit CLO 2020-1, Limited, as a Lender
By: Bain Capital Credit U.S. CLO Manager, LLC, its Portfolio Manager

By:	/s/ Sally Fassler Dornaus
	Name:	Sally Fassler Dornaus
	Title:	Partner/CFO-Bain Capital Credit, LP

Bain Capital Credit CLO 2020-2, Limited, as a Lender
By: Bain Capital Credit U.S. CLO Manager, LLC, its Portfolio Manager

By:	/s/ Sally Fassler Dornaus
	Name:	Sally Fassler Dornaus
	Title:	Partner/CFO-Bain Capital Credit, LP

Government Employees Superannuation Board, as a Lender
By: Bain Capital Credit, LP, as Manager

By:	/s/ Sally Fassler Dornaus
	Name:	Sally Fassler Dornaus
	Title:	Partner/CFO-Bain Capital Credit, LP

[Signature Page to Amendment No. 1 to Credit Agreement]

Bain Capital Credit Managed Account (PSERS), L.P., as a Lender
By: Bain Capital Credit Managed Account Investors, LLC, its general partner
By: Bain Capital Credit Member, LLC, its manager

By:	/s/ Sally Fassler Dornaus
	Name:	Sally Fassler Dornaus
	Title:	Partner/CFO-Bain Capital Credit, LP

Bain Capital Credit Managed Account (Q), L.P., as a Lender
By: Bain Capital Credit Managed Account General Partner (Q), LLC, its general partner
By: Bain Capital Credit Member, LLC, its manager

By:	/s/ Sally Fassler Dornaus
	Name:	Sally Fassler Dornaus
	Title:	Partner/CFO-Bain Capital Credit, LP

Bain Capital Credit CLO 2022-4, Limited, as a Lender
By: Bain Capital Credit U.S. CLO Manager II, LP, as portfolio manager

By:	/s/ Sally Fassler Dornaus
	Name:	Sally Fassler Dornaus
	Title:	Partner/CFO-Bain Capital Credit, LP

Bain Capital Credit CLO 2022-3, Limited, as a Lender
By: Bain Capital Credit U.S. CLO Manager II, LP, as portfolio manager

By:	/s/ Sally Fassler Dornaus
	Name:	Sally Fassler Dornaus
	Title:	Partner/CFO-Bain Capital Credit, LP

[Signature Page to Amendment No. 1 to Credit Agreement]

Carlyle Global Credit Management L.L.C.

as Investment Manager to the Lenders listed below:

By:	/s/ Lauren Basmadjian
	Name:	Lauren Basmadjian
	Title:	Managing Director - Partner

Carlyle US CLO 2018-3 - Blocker, Ltd.
Carlyle US CLO 2019-2 - Blocker, Ltd.
Carlyle US CLO 2019-3 - Blocker, Ltd.
Carlyle US CLO 2019-4 - Blocker, Ltd.
Carlyle US CLO 2020-1 - Blocker, Ltd.

[Signature Page to Amendment No. 1 to Credit Agreement]

Wazee Street Capital Management LLC

as Investment Manager to the Lenders listed below:

Wazee Street Opportunities Fund V LP
WSOF V Splitter LP

as a Lender

By:	/s/ R Michael Collins
	Name:	R Michael Collins
	Title:	President

[Signature Page to Amendment No. 1 to Credit Agreement]

Napier Park Global Capital (US) LP,

in its capacity as Collateral Manager or Advisor to the Lenders listed below:

Regatta II Funding L.P.
Regatta VI Funding Ltd.
Regatta VII Funding Ltd.
Regatta VIII Funding Ltd.
Regatta IX Funding Ltd.
Regatta X Funding Ltd.
Regatta XI Funding Ltd.
Regatta XII Funding Ltd.
Regatta XIII Funding Ltd.
Regatta XIV Funding Ltd.
Regatta XV Funding Ltd.
Regatta XVI Funding Ltd.
Regatta XVII Funding Ltd.
Regatta XVIII Funding Ltd.
Regatta XX Funding Ltd.
Regatta XXI Funding Ltd.
Regatta XIII Funding Ltd.
Regatta XIV Funding Ltd.

as a Lender

By:	/s/ Scott Lorinsky
	Name:	Scott Lorinsky
	Title:	Managing Director

[Signature Page to Amendment No. 1 to Credit Agreement]

Blantyre Capital Limited

as Investment advisor to:

BSSF II Ireland DAC
Blantyre Mulanje II DAC

as a Lender

By:	/s/ Heloisa Chaney
	Name:	Heloisa Chaney
	Title:	COO

[Signature Page to Amendment No. 1 to Credit Agreement]

Fernwood Associates LLC,
as a Lender

By:	/s/ Sheldon K. Rubin
	Name:	Sheldon K. Rubin
	Title:	Chief Financial Officer of the Investment Manager

[Signature Page to Amendment No. 1 to Credit Agreement]

Fernwood Foundation Fund LLC,
as a Lender

By:	/s/ Sheldon K. Rubin
	Name:	Sheldon K. Rubin
	Title:	Chief Financial Officer of the Investment Manager

[Signature Page to Amendment No. 1 to Credit Agreement]

Fernwood Restructurings Limited,
as a Lender

By:	/s/ Sheldon K. Rubin
	Name:	Sheldon K. Rubin
	Title:	Chief Financial Officer of the Investment Manager

[Signature Page to Amendment No. 1 to Credit Agreement]